SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2004

infoUSA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19598

(State of Formation)	(Commission File Number)

47-0751545

(IRS Employer Identification Number)

5711 South 86th Circle, Omaha, Nebraska	68127

(Address of principal executive offices)	(Zip Code)

(402) 593-4500

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
SIGNATURES
EXHIBIT INDEX
Ex-99 Memorandum Regarding infoUSA, Inc. 401(k) Plan Blackout Notice
Memorandum

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are furnished pursuant to Item 11:

Ex-99 Memorandum Regarding infoUSA, Inc. 401(k) Plan Blackout Notice.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The registrant has elected to change the record keeper for the infoUSA, Inc. 401(k) Plan (the “Plan”). As a result of this change, there will be a blackout period in which Plan participants temporarily will be unable to: (1) request a loan or a withdrawal, (2) change their investment elections for new deposits and/or change current investment holdings, or (3) change their current salary deferral percentage. The blackout period is expected to commence at 4:00 pm on March 24, 2004 and is expected to end April 30, 2004.

Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission’s Regulation BTR, and concurrently with the filing of this current report on Form 8-K, the registrant transmitted a notice of the impending blackout period to the members of its Board of Directors and executive officers. The notice is furnished as Exhibit No. 99 to this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA, Inc. (Registrant)
Date: March 17, 2004	By:	/s/ RAJ DAS

Raj Das,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

Ex-99	Memorandum Regarding infoUSA, Inc. 401(k) Plan Blackout Notice.